UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2011
(Date of earliest event reported)

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed as an amendment ("Amendment No. 1") to the Current Report on Form 8-K filed by Heartland Financial USA, Inc. with the Securities and Exchange Commission on April 20, 2011 (the "Original Filing"). The purpose of this Amendment No. 1 is to amend Item 5.07 of the Original Filing to correct the number of broker non-votes reported for each matter voted upon at the meeting. The number of broker non-votes on the election of directors was 1,867,179.000 instead of 4,181,522.343 as reported in the Original Filing. There were no broker non-votes to report on the ratification of the appointment of KPMG LLP as Heartland's independent registered public accounting firm instead of 2,314,343.343 as reported in the Original Filing. Lastly, the number of broker non-votes on the approval of compensation to Heartland's executives was 1,903,788.000 instead of 4,218,131.343 as reported in the Original Filing. No other changes have been made to the Original Filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

Heartland Financial USA, Inc. held its annual meeting of stockholders in Dubuque, Iowa, on May 18, 2011. At the meeting, James F. Conlan and Thomas L. Flynn were elected to serve as Class III directors (term expires in 2014). Continuing as Class I directors (term expires in 2012) are John W. Cox, Jr. and Lynn B. Fuller. Continuing as Class II directors (term expires in 2013) are Mark C. Falb, James R. Hill and John K. Schmidt. Additionally, the stockholders ratified the appointment of KPMG LLP as Heartland's independent registered public accounting firm for the year ending December 31, 2011, and approved a non-binding advisory proposal on compensation to Heartland's executive officers as described in the 2011 proxy statement.

There were 16,418,226.652 issued and outstanding shares of common stock entitled to vote at the annual meeting, of which 14,103,883.309 shares were present in person or by proxy, representing approximately 85.9% of the total issued and outstanding shares entitled to vote. The voting results on the above described matters were as follows:

			Broker
	For	Withheld	Non-Votes
James F. Conlan	11,977,931.570	258,772.739	1,867,179.000
Thomas L. Flynn	12,054,559.071	182,145.238	1,867,179.000

	For	Against	Abstain
Appointment of KPMG LLP	14,003,744.029	45,123.346	55,015.934

				Broker
	For	Against	Abstain	Non-Votes
Approve compensation of executives	11,889,195.246	232,787.559	78,112.504	1,903,788.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2011

HEARTLAND FINANCIAL USA, INC.

/s/ John K. Schmidt
By:	John K. Schmidt
Executive Vice President, COO & CFO